Exhibit 10.28.1




                                                                [EXECUTION COPY]


                               AMENDMENT AGREEMENT

          This AMENDMENT AGREEMENT (this "Agreement") is entered into as of March 15, 2001 by and among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions party to this Agreement (individually, a "Bank" and, collectively, the "Banks"), and Bank of America, N.A., as Swingline Bank and as administrative agent for itself, the Designated Bidders and the Banks (in such capacity, the "Agent").

          WHEREAS, the Company, the Banks party thereto and the Agent entered into a Credit Agreement dated as of March 22, 2000 (as in effect as of the date of this Agreement, the "Credit Agreement") providing for a multiyear revolving credit facility; and

          WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein, subject to the terms and conditions of this Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Credit Agreement as amended hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satis-faction of the conditions set forth in Section 4 (the "Effective Date"):

     (a) Amendments to Article I of the Credit Agreement. The term "364-Day Credit Agreement" defined in the Credit Agreement shall mean the Amended and Restated Credit Agreement dated as of the date hereof, among the Company, BofA as agent, and the other financial institutions party thereto, providing for a 364 day revolving credit facility.

     (b) Amendment to Annex I of the Credit Agreement. Annex I of the Credit Agreement is replaced in its entirety by Annex I (Amended) attached to this Agreement.

     (c) Amendment to Schedule 10.02 of the Credit Agreement. Schedule 10.02 of the Credit Agreement is replaced in its entirety by Schedule 10.02 (Amended) of this Agreement.

3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Company of this Agreement and the Credit Agreement (as amended by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Agreement and the Credit Agreement (as amended by this Agreement) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to (x) the last day of the most recent quarter and year for which financial statements have then been delivered; (y) to the most recent Form 10-K and Forms 10-Q filed subsequently thereto by the Company with the SEC, in respect of the representations and warranties made in
Section 5.05 of the Credit Agreement; and (z) to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in Section 5.10(a) of the Credit Agreement).

     (e) There has occurred since February 3, 2000, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (f) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     (g) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.

     (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

          (1) The Agent shall have received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement.

          (2) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any costs and expenses payable under Section 5(g) of this Agreement (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

          (3) The Agent shall have received from the Company a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Agreement and the Credit Agreement (as amended by this Agreement).

          (4) The Agent shall have received an opinion of Thomas R. Saldin, Executive Vice-President and General Counsel to the Company, dated the Effective Date and addressed to the Agent and the Banks, in form and substance satisfactory to the Agent and the Banks.

          (5) The Agent shall have received a favorable opinion of Brobeck, Phleger & Harrison LLP, special counsel to the Agent, dated as of the Effective Date.

          (6) The Agent shall have received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Bank.

          (7) The representations and warranties in Section 3 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in
Section 4(a), each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. The Credit Agreement (as amended by this Agreement) is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Company and the Banks of the occurrence of the Effective Date.

5.   Miscellaneous.

     (a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar amendments or provide any waivers or other amendments under the same or similar circumstances in the future.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York provided that the Agent and the Banks shall retain all rights arising under Federal law.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section
10.01 of the Credit Agreement.

     (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Credit Agreement or the Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          ALBERTSON'S, INC.

                                          By: _______________________________
                                          Title: ____________________________



                                          BANK OF AMERICA, N.A., as
                                          Administrative Agent

                                          By: _______________________________
                                          Title: ____________________________

                                          BANK OF AMERICA, N.A., as Swingline
                                          Bank and as a Bank

                                          By: _______________________________
                                          Title: ____________________________



                                          BANK ONE, NA, as Documentation Agent
                                          and as a Bank

                                          By: _______________________________
                                          Title: ____________________________



                                          WACHOVIA BANK, N.A., as Syndication
                                          Agent and as a Bank

                                          By: _______________________________
                                          Title: ____________________________

                                          BANCA DI ROMA, SAN FRANCISCO BRANCH

                                          By: _______________________________
                                          Title: ____________________________



                                          THE BANK OF NEW YORK

                                          By: _______________________________
                                          Title: ____________________________



                                          BANK OF OKLAHOMA, N.A.

                                          By: _______________________________
                                          Title: ____________________________



                                          FIRST UNION NATIONAL BANK

                                          By: _______________________________
                                          Title: ____________________________



                                          THE HUNTINGTON NATIONAL BANK

                                          By: _______________________________
                                          Title: ____________________________

                                          INTERNATIONAL BANK OF COMMERCE

                                          By: _______________________________
                                          Title: ____________________________



                                          KEYBANK NATIONAL ASSOCIATION

                                          By: _______________________________
                                          Title: ____________________________



                                          THE NORTHERN TRUST COMPANY

                                          By: _______________________________
                                          Title: ____________________________



                                          SOUTHTRUST BANK, N.A.

                                          By: _______________________________
                                          Title: ____________________________



                                          SUNTRUST BANK

                                          By: _______________________________
                                          Title: ____________________________

                                          UMB BANK, N.A.

                                          By: _______________________________
                                          Title: ____________________________



                                          UNION BANK OF CALIFORNIA, N.A.

                                          By: _______________________________
                                          Title: ____________________________



                                          US BANK NATIONAL ASSOCIATION

                                          By: _______________________________
                                          Title: ____________________________



                                          WELLS FARGO BANK, N.A.

                                          By: _______________________________
                                          Title: ____________________________



                                          MERRILL LYNCH BANK USA

                                          By: _______________________________
                                          Title: ____________________________

                                ANNEX I (AMENDED)

                                  PRICING GRID

Applicable Margin and Applicable Fee Amount (Facility Fee): The Facility Fee and the Applicable Margin for Offshore Rate Committed Loans and Base Rate Committed Loans shall be, at any time, the rate per annum set forth in the tables below. "Indebtedness Rating" means the long term unsecured senior, non-credit enhanced debt rating of the Company by Standard & Poor's Ratings Group or Moody's Investors Service Inc. (in the case of a split rating, the higher rating will apply, unless the split results in a difference of more than one rating, in which case the rating one rating below the highest rating will apply). Any change in the Applicable Margin or Applicable Fee Amount for the Facility Fee shall become effective five Business Days after any public announcement of Indebtedness Rating requiring such a change.

------------------------------ ---------------------- ------------------------- -----------------------------
        Indebtedness                                          Offshore
           Rating                  Facility Fee             Rate Spread               Base Rate Spread
------------------------------ ---------------------- ------------------------- -----------------------------

         => A or A2                   8.0 bps                 17.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

         => A- or A3                  9.0 bps                 28.5 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       => BBB+ or Baa1               10.0 bps                 40.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       => BBB or Baa2                12.5 bps                 50.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------

       <= BBB- or Baa3               20.0 bps                 80.0 bps                     0 bps
------------------------------ ---------------------- ------------------------- -----------------------------


Applicable Fee Amount (Utilization Fee): The Utilization Fee applicable to Loans shall be, at any time, the rate per annum set forth in the table below, determined in accordance with usage:

              -------------------------- -----------------------
                      Facility               Utilization Fee
                       Usage %
              -------------------------- -----------------------

                         50%                    12.5 bps
              -------------------------- -----------------------

If usage shall equal or exceed the applicable percentage specified above, the utilization fee corresponding to such percentage shall apply with respect to all outstanding Loans.



                              Annex I (Amended) -1.

                            SCHEDULE 10.02 (AMENDED)

             PAYMENT OFFICES; ADDRESSES FOR NOTICES; LENDING OFFICES

COMPANY

Address for Notices:

Albertson's, Inc.
250 Park Center Blvd.
Box 20
Boise, Idaho  83726
Attention:      Finance Department
Telephone:      (208) 395-6534
Facsimile:      (208) 395-6631

BANK OF AMERICA, N.A.
  as Agent

Notices for Borrowing, Conversions/Continuations, and Payments:

Bank of America, N.A.
Mail Code:  CA4-706-05-09
Agency Services
1850 Gateway Boulevard
Concord, California  94520
Attention:      Jeff Khamsivone
Telephone:      (925) 675-8432
Facsimile:      (925) 969-2869

Other Notices:

Bank of America, N.A.
Retail Industry Group
Mail Code:  IL1-231-09-44
231 South LaSalle Street
Chicago, IL  60697
Attention:      Bridget Garavalia
Telephone:      (312) 828-1259
Facsimile:      (312) 828-6269


                             S-10.02 (Amended) -1.

Agent's Payment Office:

Bank of America, N.A.
Attention:      Agency Services #5596
Reference:      Albertson's, Inc.
For credit to Acct. No. 3750836479
ABA No. 111000012

BANK OF AMERICA, N.A.
  as a Bank

Domestic and Offshore Lending Office:
(Borrowing Notices, Notices of Conversion/Continuation and Payments)

Bank of America, N.A.
Mail Code: CA4-706-05-09
Agency Services
1850 Gateway Boulevard
Concord, California  94520
Attention:      Jeff Khamsivone
Telephone:      (925) 675-8432
Facsimile:      (925) 969-2869

All other Notices:

Bank of America, N.A.
Retail Industry Group
Mail Code: IL1-231-09-44
231 South LaSalle Street
Chicago, IL  60697
Attention:      Bridget Garavalia
Telephone:      (312) 828-1259
Facsimile:      (312) 828-6269

WACHOVIA BANK, N.A.
  as Syndication Agent and as a Bank

Domestic and Offshore Lending Office:
Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 370
Atlanta, Georgia  30303
Attention:        Bill Allen
Telephone:        (404) 332-5271
Facsimile:        (404) 332-4320


                             S-10.02 (Amended) -2.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Wachovia Bank, N.A.
191 Peachtree Street NE
MC-GA 370
Atlanta, Georgia  30303
Attention:        John A. Whitner
Telephone:        (404) 332-6738
Facsimile:        (404) 332-6898

BANK ONE, NA
  as Documentation Agent and as a Bank

Domestic and Offshore Lending Office:

Bank One, NA
1 Bank One Plaza
IL1-0088, 14th Floor
Chicago, Illinois  60670
Attention:        Mike Parisi
Telephone:        (312) 732-8588
Facsimile:        (312) 732-2715

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank One, NA
1 Bank One Plaza
IL1-0086, 14th Floor
Chicago, Illinois  60670
Attention:        Paul E. Rigby
Telephone:        (312) 732-6132
Facsimile:        (312) 336-4380
E-mail:  paul.rigby@Bankone.com

WELLS FARGO BANK, N.A.
  as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

Wells Fargo Bank, N.A.
707 Wilshire Boulevard, 16th Floor
MAC E28-18-165
Los Angeles, California  90017
Attention:        Matthew Frey
Telephone:        (213) 614-5038
Facsimile:        (213) 614-2305


                             S-10.02 (Amended) -3.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Wells Fargo Bank, N.A.
999 Third Avenue
Seattle, Washington  98104
Attention:        Steve Andersen
Telephone:        (206) 292-3666
Facsimile:        (206) 292-3595

US BANK NATIONAL ASSOCIATION
  as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

U.S. Bank National Association
101 South Capital Boulevard
Boise, Idaho  83702
Attention:        Kathy O'Grady
Telephone:        (503) 275-3805
Facsimile:        (503) 275-8181

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

U.S. Bank National Association
101 South Capital Boulevard
Boise, Idaho  83702
Attention:        James W. Henken
Telephone:        (208) 383-7823
Facsimile:        (208) 383-7563

FIRST UNION NATIONAL BANK
  as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

First Union National Bank
301 South College Street, 4th Floor
Charlotte, North Carolina  28288-0479
Attention:        Todd Tucker
Telephone:        (704) 383-0905
Facsimile:        (704) 383-7999


                             S-10.02 (Amended) -4.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

First Union National Bank
One First Union Center
Charlotte, North Carolina  28288
Attention:        Mike Grady
Telephone:        (704) 383-7514
Facsimile:        (704) 383-7236

UNION BANK OF CALIFORNIA, N.A.
  as Senior Managing Agent and as a Bank

Domestic and Offshore Lending Office:

Union Bank of California, N.A.
Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, California  91755
Attention:        Ruby Gonzales
Telephone:        (323) 720-7055
Facsimile:        (323) 724-6198

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Union Bank of California, N.A.
350 California Street, 6th Floor
San Francisco, California  94104
Attention:        Timothy P. Streb
Telephone:        (415) 705-7021
Facsimile:        (415) 705-7085

THE NORTHERN TRUST COMPANY
  as Managing Agent and as a Bank

Domestic and Offshore Lending Office:

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Linda Honda
Telephone:        (312) 444-3532
Facsimile:        (312) 630-1566


                             S-10.02 (Amended) -5.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

The Northern Trust Company
50 South LaSalle
Chicago, Illinois  60675
Attention:        Patrick J. Connelly
Telephone:        (312) 444-5048
Facsimile:        (312) 444-5055


THE BANKS

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

Domestic and Offshore Lending Office:

Suntrust Bank, Central Florida, N.A.
200 South Orange Avenue
Orlando, Florida  32801
Attention:        Joanna Contreras
Telephone:        (407) 237-5283
Facsimile:        (407) 237-5342

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Suntrust Bank, Central Florida, N.A.
303 Peachtree Street, 3rd Floor
Atlanta, Georgia  30308
Attention:        Ann Ford
Telephone:        (407) 724-3899
Facsimile:        (407) 827-6270

KEYBANK NATIONAL ASSOCIATION

Domestic and Offshore Lending Office:

KeyBank National Association
831 East Parkcenter Boulevard
Boise, Idaho  88705
Attention:        Specialty Services Team
Telephone:        (800) 297-5518
Facsimile:        (800) 297-5495


                             S-10.02 (Amended) -6.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

KeyBank National Association
700 Fifth Avenue
WA31-10-4612
Seattle, Washington  98104
Attention:        Patrick Kennedy
Telephone:        (206) 684-6079
Facsimile:        (206) 684-6035

THE HUNTINGTON NATIONAL BANK

Domestic and Offshore Lending Office:

The Huntington National Bank
7450 Huntington Park Drive
Mail Code HZ0338
Columbus, Ohio  43235
Attention:        Alla Kier
Telephone:        (614) 480-1200
Facsimile:        (614) 480-2533

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

The Huntington National Bank
240 South Pineapple Avenue
Mail Code FL631
Sarasota, Florida 34236
Attention:        James C. Wardlaw
Telephone:        (941) 951-4686
Facsimile:        (941) 951-4659

THE BANK OF NEW YORK

Domestic and Offshore Lending Office:

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn
Telephone:        (212) 635-7869
Facsimile:        (212) 635-1481/1483



                             S-10.02 (Amended) -7.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

The Bank of New York
One Wall Street, 8th Floor
New York, New York  10286
Attention:        Charlotte Sohn
Telephone:        (212) 635-7869
Facsimile:        (212) 635-1481/1483

INTERNATIONAL BANK OF COMMERCE

Domestic and Offshore Lending Office:

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Christine D. McCullar
Telephone:        (210) 518-2507
Facsimile:        (210) 518-2591

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

International Bank of Commerce
130 East Travis
San Antonio, Texas  78205
Attention:        Thomas Travis
Telephone:        (210) 518-2502
Facsimile:        (210) 518-2590

UMB BANK, N.A.

Domestic and Offshore Lending Office:

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        Vaughnda Ritchie
Telephone:        (816) 860-7019
Facsimile:        (816) 860-3772



                             S-10.02 (Amended) -8.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri  64106
Attention:        David A. Proffitt
Telephone:        (816) 860-7935
Facsimile:        (816) 860-7143

SOUTHTRUST BANK

Domestic and Offshore Lending Office:

SouthTrust Bank
600 West Peachtree Street, 27th Floor
Atlanta, Georgia  30308
Attention:        Robert M. Searson
Telephone:        (404) 853-5754
Facsimile:        (404) 853-5766

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

SouthTrust Bank
600 West Peachtree Street, 27th Fl
Atlanta, Georgia  30308
Attention:        Donna King
Telephone:        (404) 853-5763
Facsimile:        (404) 853-5766

BANCA DI ROMA, SAN FRANCISCO BRANCH

Domestic and Offshore Lending Office:

Banca di Roma, San Francisco Branch
One Market
Steuart Tower, Suite 1000
San Francisco, California  94105
Attention:        Richard G. Dietz
Telephone:        (415) 977-7320
Facsimile:        (415) 357-9869



                             S-10.02 (Amended) -9.

Notices (other than Borrowing Notice and Notices of Conversion/Continuation):

Banca di Roma, San Francisco Branch
One Market
Steuart Tower, Suite 1000
San Francisco, California  94105
Attention:        Thomas C. Woodruff
Telephone:        (415) 977-7308
Facsimile:        (415) 357-9869

BANK OF OKLAHOMA, N.A.

Domestic and Offshore Lending Office:

Bank Of Oklahoma, N.A.
P.O. Box 2300
Tulsa, Oklahoma  74192
Attention:        Sharon Shannon
Telephone:        (918) 588-6335
Facsimile:        (918) 588-8231

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank Of Oklahoma, N.A.
One Williams Tower
Tulsa, Oklahoma  74192
Attention:        Jane Faulkenberry
Telephone:        (918) 588-6272
Facsimile:        (918) 588-8231

MERRILL LYNCH BANK USA

Domestic and Offshore Lending Office:

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT 84101
Attention:        Frank Stepan
Telephone:        (801) 526-8316
Facsimile:        (801) 521-6466



                             S-10.02 (Amended) -10.

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Merrill Lynch Bank USA
15 W. South Temple
Suite 300
Salt Lake City, UT 84101
Attention:        Butch Alder
Telephone:        (801) 526-8324
Facsimile:        (801) 526-6466



































                             S-10.02 (Amended) -11.